Exhibit 99.1

AT THE FOREFRONT OF THERAPIES FOR RARE DISEASES FY24 Results Conference Call & Webcast February 19, 2025

2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities and pricing and reimbursement authorities, are based on current information. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities may not grant or may delay approval for our product candidates; the potential that required regulatory inspections may be delayed or not be successful and delay or prevent product approval; the potential that we may not be successful in negotiations with pricing and reimbursement authorities; the potential that we may not be successful in commercializing Galafold and/or Pombiliti and Opfolda in Europe, the UK, the US and other geographies; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies, the manufacturing, and commercialization of our products. With respect to statements regarding corporate financial guidance and financial goals and the expected attainment of such goals and projections of the Company's revenue, non-GAAP profitability and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2024 to be filed today. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof. Non-GAAP Financial Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted financial measures are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non-recurring items. Other companies may define these measures in different ways. When we provide our expectation for non-GAAP operating expenses on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

A Rare Company A unique story in biotech with significant revenue growth and profitability 3 1 At CER: Constant Exchange Rates $528M 2024 Total Revenue (+33% Growth)1 $1B+ Total Revenues Expected in 2028 65-85% FY 2025 Pombiliti+Opfolda Revenue Growth1 First Oral Precision Medicine for Fabry Disease First Two-Component Therapy 10-15% for Pompe Disease FY 2025 Galafold Revenue Growth1 FY 2024 Non-GAAP Profitability Achieved Leverageable Global Commercial Organization

4 2024 Results 1 Full-Year 2024 guidance provided at CER (Constant Exchange Rates) using Full-Year 2023 Average Exchange Rates We closed 2024 with exceptional growth of 33% and strong momentum heading into 2025 FY 2024 Guidance Results Total Revenue Growth1 30% to 32% 33% Galafold Revenue Growth1 16% to 18% 19% Pombiliti + Opfolda Revenue1 $69M to $71M $70.2M Non-GAAP Operating Expense $340M to $350M $347.8M Non-GAAP Net Income Non-GAAP Profitable $73.9M

5 1 CER: Constant Exchange Rates 2025 Strategic Priorities Deliver total revenue growth of 17-24% at CER1 Double-digit Galafold® revenue growth of 10-15% at CER1 Pombiliti®+ Opfolda® revenue growth of 65-85% at CER1 Advance ongoing studies to broaden labels and strengthen scientific leadership in Fabry and Pompe diseases Deliver positive GAAP net income during H2 2025

6 Galafold® (migalastat) Continued Growth Building a leadership position in the treatment of Fabry disease

2024 Galafold Success (as of December 31, 2024)

Only approved oral treatment in Fabry disease and standard of care for amenable patients

A unique mechanism of action for Fabry patients with amenable variants


NDC 71904-100-01
Galafold™
(migalastat) capsules
123 mg
14 capsules
Lift to open
Amicus Therapeutics
Galafold™ (migalastat) capsules 123 mg
A1001

$458.1M FY24 Galafold Revenue

+19% FY24 Galafold Growth at CER[1]

35-50% Fabry Patients Amenable to Galafold

40+ Countries with Regulatory Approvals

~2,730 Individuals Treated[2]

65% Share of Treated Amenable Patients

Galafold is indicated for adults with a confirmed diagnosis of Fabry disease and an amenable variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea, and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://amicusrx.com//pi/galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions, and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

7

[1] CER: Constant Exchange Rates
[2] As of YE 2024

Amicus Therapeutics

8 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 $5M $37M $91M $182M $261M $306M $329M $388M $458M  Global mix of naïve (~60%) and switch (~40%) patients2  Expanding market through uptake in naïve population as well as geographic and label expansion  Maintaining >90% adherence and compliance through HCP and patient education and support  Expect non-linear quarterly growth to continue due to uneven ordering patterns and FX fluctuations Galafold Performance Strong FY 2025 Galafold growth guidance of 10-15% at CER1 Q1 $99M Q2 $111M Q3 $120M Q4 $128M +10-15%1 FY 2024 Galafold reported revenue of $458.1M (+19% growth at CER) 1 CER: Constant Exchange Rates 2 Data on file

9 Multiple initiatives leveraging AI and family screening to improve diagnosis of Fabry disease Improving Diagnosis of Fabry Disease  580K+ medical records screened  100 people with highest risk of Fabry identified  Outreach ongoing to offer genetic testing  Initial findings from Fabry pilot programs in U.K. – Minority and low-income groups significantly under-represented – >90% of diagnosed Fabry population white – ~85% from the least deprived areas  Initiative already identified low-income families who otherwise wouldn’t have been diagnosed Collaboration using AI to diagnose Fabry Collaboration for change in health disparity Additional initiatives in several countries ongoing leveraging AI and/or targeted screening

10 Pombiliti® (cipaglucosidase alfa-atga) Opfolda® (miglustat) Potential to establish a new standard of care for people living with late-onset Pompe disease +

11 Pombiliti + Opfolda Performance Successful first full year of launch in the U.S., Germany, Austria, Spain and the U.K. FY23 FY24 U.S. Ex-U.S. 43% 57% Annual Revenue 2024 Geographic Mix Q1 $11M Q2 $16M Q3 $21M Q4 $22M $70.2M $11.6M 1 CER: Constant Exchange Rates

Pombiliti + Opfolda Global Launch Metrics

~220 individuals treated or scheduled provides strong foundation for 2025



Global Launch: Individuals Treated or Scheduled
~220
120
4Q23
1Q24
2Q24
3Q24
4Q24

- **~220** patients have been treated or scheduled to be treated with commercial product
  - ~209 treated patients
  - ~25 new prescriptions in Q4
- All eligible clinical trial patients from launched markets on commercial therapy by end of 1H24
- New commercial patients time through U.S. insurance process optimized to <30 days
- Patients starting Pombiliti + Opfolda at proportional rate to the respective market share

12

Amicus Therapeutics

13 Pombiliti + Opfolda Growth Drivers Amicus focused on key drivers of growth in 2025  Increasing number of net new patients  Increasing depth and breadth of prescribers  Expect to launch in up to 10 new countries throughout 2025  Continuing to drive differentiation through evidence generation and real-world evidence  Anticipate 90%+ compliance and adherence 1 At CER: Constant Exchange Rates $12M $70M FY23 FY24 FY25 Pombiliti + Opfolda Revenue +65-85%1

Geographic Expansion

3 new regulatory approvals and up to 10 new launch countries in 2025

Regulatory

- Recently approved in Australia
- Regulatory approvals in Canada and Japan also anticipated in 2025

Reimbursement

- In 2025, expect to launch in up to 10 new countries, including 5 recent agreements
  - >650 LOPD patients 18+ in those 10 countries
- First commercial patients from those new launch countries anticipated over H1 2025
- Anticipate >20 individuals switching from clinical trials or early access programs in new countries in 2025

Regulatory approvals anticipated in 2025:

CANADA | AUSTRALIA ✓ | JAPAN

Combined ~150-200 people 18+ living with LOPD and being treated with a Pompe therapy

New reimbursement agreements completed in:

ITALY | CZECH REPUBLIC | SWITZERLAND | SWEDEN | NETHERLANDS

Combined ~325-375 people 18+ living with LOPD and being treated with a Pompe therapy

14

Amicus Therapeutics

15 Continuing to build the body of evidence to support planned label expansion Ongoing Clinical Studies Clinical study in children with late-onset Pompe disease (LOPD) Clinical study in children with infantile-onset Pompe disease (IOPD) Amicus registry adding to evidence on differentiated MOA and long-term effect

16 Strong presence at WORLDSymposium demonstrating leadership in Fabry and Pompe diseases WORLDSymposiumTM 2025 • 2 platform and 20 poster presentations • Expanding our real-world evidence of Galafold with high utility • Further evidence supporting use of Pombiliti + Opfolda • Significant conference focus on improving diagnosis and benefits of early treatment

17 Corporate Outlook Delivering on our mission for patients and shareholders

18 FY 2024 Select Financial Results Q4 Full Year (in thousands, except per share data) Dec. 31, 2024 Dec. 31, 2023 Dec. 31, 2024 Dec. 31, 2023 Net product sales $ 149,706 $ 115,082 $ 528,295 $ 399,356 Cost of goods sold 14,836 11,324 52,943 37,326 GAAP operating expenses 118,900 107,450 450,476 439,241 Non-GAAP operating expenses 97,641 87,173 347,836 341,574 GAAP net income (loss) 14,739 (33,843) (56,106) (151,584) Non-GAAP net income (loss) 29,192 2,550 73,884 (38,501) GAAP net income (loss) per share – basic and diluted $ 0.05 $ (0.11) $ (0.18) $ (0.51) Non-GAAP net income (loss) per share - basic $ 0.10 $ 0.01 $ 0.24 $ (0.13) Non-GAAP net income (loss per share - diluted $ 0.09 $ 0.01 $ 0.24 $ (0.13) QTD December 31, 2024 basic weighted-average common shares outstanding: 306,136,125; QTD December 31, 2023 weighted-average common shares outstanding: 300,648,503 YTD December 31, 2024, basic weighted-average common shares outstanding: 304,380,502; YTD December 31, 2023, weighted-average common shares outstanding: 295,164,515 FY 2024 revenue of $528M, up 32% and non-GAAP net income of $73.9M

19 Full-Year 2025 Financial Guidance FY 2025 Financial Guidance1 2025 Total Revenue Growth1 17% to 24% Galafold Revenue Growth1 10% to 15% Pombiliti + Opfolda Revenue Growth1 65% to 85% Gross Margin Mid 80% Non-GAAP Operating Expense $350M to $370M GAAP Net Income Positive during H2 2025 1 Full-Year 2025 guidance is provided at CER (Constant Exchange Rates) using Full-Year 2024 Average Exchange Rates FY 2025 Revenue Sensitivity Given the proportion of Amicus revenue ex-US (~60% in 2024), a change in USD exchange rates of +/- 1% compared to year-end 2024 rates could lead to a ~$4M move in Total Reported Revenues in 2025

20 Distribution of Galafold Quarterly Sales Distribution of Galafold® Revenue by Quarter over Past 5 Years Q1 Q2 Q3 Q4 5 Year Avg. 22% 24% 26% 28%

21 A unique story in biotech with significant revenue growth and profitability Two Approved Therapies Surpassing $1B in Total Sales in 2028 Double-digit Revenue Growth Self-Sustainable Company and Growing Free Cash Flow Leverageable Rare Disease Infrastructure A Rare Company

Appendix

23 Reconciliation of Non-GAAP Financial Measures

24 Reconciliation of Non-GAAP Financial Measures (Cont’d)

25 Exchange Rates Q4 2024 Currency Average Rates FX Rates Q4 2023 Q4 2024 Variance USD/EUR 1.076 1.067 (0.8%) USD/GBP 1.241 1.282 3.3% USD/JPY 0.007 0.007 (3.0%) Year-End 2024 vs. Full-Year 2024 Currency Average Rates1 FX Rates Year-End 2024 Full-Year 2024 Variance USD/EUR 1.041 1.082 (3.8%) USD/GBP 1.255 1.278 (1.8%) USD/JPY 0.006 0.007 (3.5%) 1 The variance between Year-End 2024 and Full-Year 2024 USD exchange rates of ~4% would translate into a negative impact of ~$15M on Total Revenue in 2025 if rates were to remain at Year-End 2024 level